    As filed with the Securities and Exchange Commission on December 15, 2000
                                                     Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                                   ----------

                          THE WILLIAMS COMPANIES, INC.
               (Exact name of issuer as specified in its charter)

                                   ----------

                Delaware                            73-0569878
     (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization)            Identification No.)

           One Williams Center                         74172
             Tulsa, Oklahoma                        (Zip Code)
(Address of principal executive offices)

                                   ----------

                          THE WILLIAMS COMPANIES, INC.
                    1996 STOCK PLAN FOR NONOFFICER EMPLOYEES
                              (Full title of plan)

                                   ----------

                                SHAWNA L. GEHRES
                          The Williams Companies, Inc.
                               One Williams Center
                                 Tulsa OK 74172
                                 (918) 573-2000
            (Name, address and telephone number of agent for service)

                                   ----------

                         CALCULATION OF REGISTRATION FEE

===============================================================================
Title of Each                       Proposed       Proposed
Class of                            Maximum        Maximum
Securities         Amount           Offering       Aggregate       Amount of
To be              to be            Price          Offering        Registration
Registered         Registered       Per Unit(1)    Price(2)        Fee
-------------------------------------------------------------------------------

Common Stock,
($1 par value)     12,000,000(3)    $34.4375       $413,250,000    $109,098
===============================================================================


(1) Estimated based on the reported New York Stock Exchange composite transactions closing price on December 14, 2000.

(2)      Estimated solely for the purpose of calculating the filing fee.

(3) Includes an equal number of Rights issuable under The Williams Companies, Inc. Rights Plan.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents are hereby incorporated by reference and made a part of this prospectus:

         (a) Williams' Annual Report on Form 10-K/A for the fiscal year ended December 31, 1999.

         (b) Williams' Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000, and September 30, 2000.

         (c) Williams' Current Reports on Form 8-K dated January 19, 2000, March 1, 2000, July 24, 2000, August 2, 2000, October 26,
                  2000, and November 29, 2000.

         All reports subsequently filed by Williams and the Plan pursuant to Sections 13, 14 and 15(d) of the Securities Exchange Act of 1934, prior to the termination of the offering, shall be deemed to be incorporated herein by reference and to be a part hereof.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company is empowered by Section 145 of the General Corporation Law of Delaware, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of such person being or having been a director, officer, employee or agent of the Company. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. The By-laws of the Company provide for indemnification by the Company of its directors and officers to the fullest extent permitted by the General Corporation Law of Delaware. In addition, the Company has entered into indemnity agreements with its directors and certain officers providing for, among other things, the indemnification of and the advancing of expenses to such individuals to the fullest extent permitted by law, and, to the extent insurance is maintained, for the continued coverage of such individuals.

         Policies of insurance are maintained by the Company under which the directors and officers of the Company are insured, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities which might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers.

ITEM 8. EXHIBITS.

         *(4.1)  -- Restated Certificate of Incorporation of Williams (filed as
                    Exhibit 4(a) to Form 8-B Registration Statement, filed August 20, 1987).

         *(4.2)  -- Certificate of Amendment of Restated Certificate of
                    Incorporation, dated May 20, 1994 (filed as Exhibit 3(d) to Form 10-K for the fiscal year ended December 31, 1994).

         *(4.3)  -- Certificate of Amendment of Restated Certificate of
                    Incorporation, filed May 16, 1997.

         *(4.4)  -- Certificate of Increase of Authorized Number of Shares of
                    Series A Junior Participating Preferred Stock (filed as
                    Exhibit 3(f) to Form 10-K for the year ended December 31,
                    1995).

         *(4.5)  -- Certificate of Increase of Authorized Number of Shares of
                    Series A Junior Participating Preferred Stock (filed as
                    Exhibit 3(g) to Form 10-K for the year ended December 31,
                    1997).

         *(4.7)  -- Restated By-laws of Williams (filed as Exhibit 99.1 to Form
                    8-K filed January 19, 2000).

         *(4.8)  -- Form of Senior Debt Indenture (filed as Exhibit 4.1 to the
                    Registration Statement on Form S-3 filed September 8, 1997).

         *(4.9)  -- Form of Subordinated Debt Indenture (filed as Exhibit 4.2 to the Registration Statement on Form S-3 filed September 8,
                    1997).

         *(4.10) -- Form of Floating Rate Senior Note (filed as Exhibit 4.3 to the Registration Statement on Form S-3 filed September 8,
                    1997).

         *(4.11) -- Form of Fixed Rate Senior Note (filed as Exhibit 4.4 to the
                    Registration Statement on Form S-3 filed September 8, 1997).

         *(4.12) -- Form of Floating Rate Subordinated Note (filed as Exhibit
                    4.5 to the Registration Statement on Form S-3 filed September 8, 1997).

         *(4.13) -- Form of Fixed Rate Subordinated Note (filed as Exhibit 4.6 to the Registration Statement on Form S-3 filed September 8,
                    1997).

         *(4.14) -- Rights Agreement, dated as of February 6, 1996, between
                    Williams and First Chicago Trust Company of New York (filed as Exhibit 4 to Williams Form 8-K, dated January 21, 1996).

         (5.1)   -- Opinion and Consent of Shawna L. Gehres, Esq., Secretary and
                    Counsel for the Company, relating to the validity of the securities.

         (23.1)  -- Consent of Shawna L. Gehres (contained in Exhibit 5.1).

         (23.2)  -- Consent of Ernst & Young LLP.

         (23.3)  -- Consent of Deloitte & Touche LLP.

         (24.1)  -- Power of Attorney.

         (24.2)  -- Certified copy of resolution authorizing signatures pursuant to Power of Attorney.

         *(99)   -- The Williams Companies, Inc. 1996 Stock Plan for
                    Non-Employee Directors (filed as Exhibit A to the Company's definitive Proxy Statement dated March 27, 1996).

----------

* The exhibits have heretofore been filed with the Securities and Exchange Commission as part of the filing indicated and are incorporated herein by reference.

ITEM 9. UNDERTAKINGS.

         (a) Rule 415 offering. Include the following if the securities are registered pursuant to Rule 415 under the Securities Act:

                  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           Provided, however, That paragraphs (a)(1)(i) and
                           (a)(1)(ii) of this Section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
                           Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Tulsa and State of Oklahoma on the 15th day of December, 2000.


                                        THE WILLIAMS COMPANIES, INC.
                                        (Registrant)



                                        By /s/ SHAWNA L. GEHRES
                                           ---------------------------------
                                        (Shawna L. Gehres, Attorney-in-fact)


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 18, 1999:


          SIGNATURE                 TITLE
          ---------                 -----


  *                                 Chairman of the Board, President
---------------------------           and Chief Executive Officer
    Keith E. Bailey                   (Principal Executive Officer)


  *                                 Senior Vice President
---------------------------           (Principal Financial Officer)
    Jack D. McCarthy


  *                                 Controller
---------------------------           (Principal Accounting Officer)
    Gary R. Belitz


  *                                 Director
---------------------------
    Hugh M. Chapman


  *                                 Director
---------------------------
    Glenn A. Cox


  *                                 Director
---------------------------
    Thomas H. Cruikshank


  *                                 Director
---------------------------
    W. R. Howell


  *                                 Director
---------------------------
    James C. Lewis


                                    Director
---------------------------
    Charles M. Lillis

  *                                 Director
---------------------------
    Frank T. MacInnis


  *                                 Director
---------------------------
    Peter C. Meinig


  *                                 Director
---------------------------
    Gordon R. Parker


  *                                 Director
---------------------------
    Janice D. Stoney


  *                                 Director
---------------------------
    Joseph H. Williams



*By /s/ SHAWNA L. GEHRES
   ----------------------------------
 (Shawna L. Gehres, Attorney-in-fact)

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 (5.1)     --     Opinion and Consent of Shawna L. Gehres, Esq., Secretary and
                  Counsel for the Company, relating to the validity of the
                  securities.

 (23.1)    --     Consent of Shawna L. Gehres (contained in Exhibit 5.1).

 (23.2)    --     Consent of Ernst & Young LLP.

 (23.3)    --     Consent of Deloitte & Touche LLP.

 (24.1)    --     Power of Attorney.

 (24.2)    --     Certified copy of resolution authorizing signatures pursuant to Power of Attorney.